Business Acquisition	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Acquisition
BUSINESS ACQUISITION
On July 3, 2017, we closed the Transactions to combine GE O&G and Baker Hughes, creating a world-leading, fullstream oilfield technology provider that has a unique mix of equipment and service capabilities. The Transactions were executed using a partnership structure, pursuant to which GE O&G and Baker Hughes each contributed their operating assets to a newly formed partnership, BHGE LLC. As a partnership, BHGE LLC will not itself be subject to U.S. federal income tax under current U.S. tax laws. BHGE LLC's foreign subsidiaries, however, are expected to incur current and deferred foreign income taxes. GE holds an approximate 62.5% controlling interest in this partnership and former Baker Hughes stockholders hold an approximate 37.5% interest through the ownership of 100% of our Class A common stock. GE holds its voting interest through our Class B common stock and its economic interest through a corresponding number of common units of BHGE LLC. Former Baker Hughes stockholders immediately after the completion of the Transactions also received a special dividend of $17.50 per share paid by the Company to holders of record of the Company's Class A common stock. GE contributed $7.4 billion to BHGE LLC to fund substantially all of the special dividend.
Prior to the Transactions, shares of Baker Hughes common stock were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the Exchange Act) and listed on the New York Stock Exchange and the SIX Swiss Exchange. Shares of Baker Hughes common stock were suspended from trading on the New York Stock Exchange and the SIX Swiss Exchange prior to the open of trading on July 5, 2017. The New York Stock Exchange filed a Form 25 on Baker Hughes' behalf to provide notice to the SEC regarding the withdrawal of shares of Baker Hughes common stock from listing and to terminate the registration of such shares under Section 12(b) of the Exchange Act.
As a result of the Transactions, on July 3, 2017, the Company issued 428 million shares of Class A common stock to the former stockholders of Baker Hughes and 717 million shares of Class B common stock to GE. The issuance of the Company's Class A common stock in connection with the Transactions was registered under the Securities Act of 1933, as amended (the Securities Act), pursuant to BHGE's registration statement on Form S-4 (File No. 333-216991), as amended, filed with the SEC by BHGE and declared effective on May 30, 2017. Pursuant to Rule 12g-3(a) under the Exchange Act, BHGE is the successor issuer to Baker Hughes with respect to the common stock of Baker Hughes. Therefore, the Class A common stock is deemed to be registered under Section 12(b) of the Exchange Act, and BHGE is subject to the requirements of the Exchange Act.
Based on the relative voting rights of former Baker Hughes stockholders and GE immediately following completion of the Transactions, and after taking into consideration all relevant facts, GE O&G is considered to be the "acquirer" for accounting purposes. As a result, the Transactions are reported as a business combination using the acquisition method of accounting with GE O&G treated as the "acquirer" and Baker Hughes treated as the "acquired" company.
The tables below present the fair value of the consideration exchanged and the preliminary estimates of the fair value of assets acquired and liabilities assumed and the associated fair value of the noncontrolling interest related to the acquired net assets of Baker Hughes. The final determination of fair value for certain assets and liabilities will be completed as soon as the information necessary to complete the analysis is obtained. These amounts, which may differ materially from these preliminary estimates, will continue to be refined and will be finalized as soon as possible, but no later than one year from the acquisition date. The primary areas of the preliminary estimates that are not yet finalized relate to inventory, property, plant and equipment, identifiable intangible assets, equity-method investments, deferred income taxes, uncertain tax positions and contingencies.

Purchase consideration
(In millions, except share and per share amounts)	July 3, 2017
Baker Hughes shares outstanding	426,097,407
Restricted stock units vested upon closing	1,611,566
Total Baker Hughes shares outstanding for purchase consideration	427,708,973
Baker Hughes share price on July 3, 2017 per share	$57.68
Purchase consideration	$24,670
Rollover of outstanding options into options to purchase Class A shares (fair value)	$114
Precombination service of restricted stock units (fair value)	$14
Total purchase consideration	$24,798

Preliminary identifiable assets acquired and liabilities assumed	Estimated fair value at July 3, 2017
Assets
Cash and equivalents	$4,133
Current receivables	2,383
Inventories (1)	1,695
Property, plant and equipment	4,868
Intangible assets (2)	4,123
All other assets	1,544
Liabilities
Accounts payable	$(1,106)
Borrowings	(3,370)
Deferred income taxes (3)	(317)
Liabilities for pension and other postretirement benefits	(655)
All other liabilities	(1,476)
Total identifiable net assets	$11,822
Noncontrolling interest associated with net assets acquired	(76)
Goodwill (4)	13,052
Total purchase consideration	$24,798

(1)
Includes $87 million of adjustments to write-up the acquired inventory to its estimated fair value. Cost of goods sold in 2017 reflects this increased valuation as this inventory was used or sold in the period from July 3, 2017 to December 31, 2017.

(2)
Intangible assets, as provided in the table below, are recorded at estimated fair value, as determined by management based on available information which includes a preliminary valuation. The estimated useful lives for intangible assets were determined based upon the remaining useful economic lives of the intangible assets that are expected to contribute directly or indirectly to future cash flows. We consider the Baker Hughes trade name to be an indefinite life intangible asset, which will not be amortized and will be subject to an annual impairment test.

	Estimated Fair Value	Estimated Weighted Average Life (Years)
Trademarks - Baker Hughes	$2,100	Indefinite life
Customer-related	1,260	15
Patents and technology	550	10
Trademarks - Other	70	10
Capitalized software	90	3-7
In-process research and development	45	Indefinite life
Favorable lease contracts	8	10
Total	$4,123

(3)
Includes approximately $560 million of net deferred tax liabilities related to the estimated fair value of intangible assets included in the preliminary purchase consideration and approximately $243 million of other net deferred tax assets, including non-U.S. loss carryforwards net of valuation allowances and offsetting liabilities for unrecognized benefits.

(4)
Goodwill represents the excess of the total purchase consideration over fair value of the net assets recognized and represents the future economic benefits that we believe will result from combining the operations of GE O&G and Baker Hughes, including expected future synergies and operating efficiencies. Goodwill resulting from the Transactions has been preliminarily allocated to the Oilfield Services segment, of which $67 million is deductible for tax purposes.

During the fourth quarter of 2017, the Company made measurement period adjustments to reflect facts and circumstances in existence as of the acquisition date. These adjustments resulted in a decrease in goodwill of approximately $401 million mostly due to the step-up to fair value of property, plant and equipment of $682 million partially offset by a reduction in intangible assets of $367 million. As a result of the increase in property, plant and equipment and the reduction of intangible assets during the fourth quarter of 2017, we recorded a net increase to depreciation and amortization expense of $63 million, which adjusts the depreciation and amortization expense to the amount that would have been recorded in previous interim reporting periods if the adjustment to the provisional amounts had been recognized as of the acquisition date. In addition, we reclassified certain balances to conform to our current presentation. Additionally, approximately $343 million of foreign tax credit carryforwards offset with a valuation allowance were recorded related to foreign earnings that were not considered to be permanently reinvested. The acquisition of Baker Hughes contributed revenue of approximately $5,184 million and pretax segment operating income of approximately $256 million for the period from July 3, 2017 through December 31, 2017.
INCOME TAXES
BHGE LLC is treated as a partnership for U.S. federal income tax purposes. As such, BHGE LLC will not itself be subject to U.S. federal income tax under current U.S. tax laws. The members of BHGE LLC will each be required to take into account for U.S. federal income tax purposes their distributive share of the items of income, gain, loss and deduction of BHGE LLC, which generally will include the U.S. operations of both Baker Hughes and GE O&G. BHGE and GE will each be taxed on their distributive share of income and gain, whether or not a corresponding amount of cash or other property is distributed to them. For assets held indirectly by BHGE LLC through subsidiaries, the taxes attributable to those subsidiaries will be reflected in our consolidated and combined financial statements.
MERGER AND RELATED COSTS
During 2017 and 2016, acquisition costs of $373 million and $33 million, respectively, were expensed as incurred and were reported as merger and related costs. Costs in 2017 include severance and other separation payments made to certain executive officers of Baker Hughes related to change-in-control with double trigger provisions in their existing employment agreements, professional fees of advisors, and integration and synergy costs related to the combination of Baker Hughes and GE O&G. The double-trigger provisions resulted in payments to executives of Baker Hughes following two events: a change-in-control and termination or reduction in the responsibilities of the executives. BHGE terminated the employment of certain executives following the business combination.
UNAUDITED ACTUAL AND PRO FORMA INFORMATION
The following unaudited pro forma information has been presented as if the Transactions occurred on January 1, 2016. This information has been prepared by combining the historical results of GE O&G and historical results of Baker Hughes. The unaudited pro forma combined financial data for all periods presented were adjusted to give effect to pro forma events that 1) are directly attributable to the aforementioned Transactions, 2) factually supportable, and 3) expected to have a continuing impact on the consolidated results of operations. The adjustments are based on information available to the Company at this time. Accordingly, the adjustments are subject to change and the impact of such changes may be material. The unaudited pro forma results do not include any incremental cost savings that may result from the integration.
The unaudited combined pro forma information is for informational purposes only and is not necessarily indicative of what the combined company's results actually would have been had the acquisition been completed as of the beginning of the periods as indicated. In addition, the unaudited pro forma information does not purport to project the future results of the combined company.

Significant adjustments to the pro forma information below include recognition of non-recurring direct incremental acquisition costs in 2016 and exclusion of those costs from all other years presented; amortization associated with an estimate of the acquired intangible assets; depreciation associated with an estimate of the fair value step-up of property, plant and equipment; and reduction of interest expense for fair value adjustments to debt. A non-recurring contractually obligated termination fee of $3,500 million ($3,301 million net of related costs incurred) received by Baker Hughes due to an inability to obtain antitrust related approvals from a prior merger agreement is recognized in 2016.

	2017	2016
Revenue	$21,841	$22,915
Net loss	(485)	(2,883)
Net loss attributable to the Company	(147)	(1,005)
Loss per Class A share - basic and diluted (1)	(0.34)	(2.35)

(1)
The calculation of diluted loss per Class A share excludes shares potentially issuable under stock-based incentive compensation plans and the exchange of Class B shares with Class A shares under the Exchange Agreement, as their effect, if included, would be antidilutive.